UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – March 24, 2020

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 8.01	Other Events.

SIFCO Industries, Inc. (the “Company”) is providing the following update regarding its business operations in Italy. As result of the global outbreak of the novel coronavirus (“COVID-19”), the Italian government has restricted the operations of businesses within Italy, including the Company’s operations in Maniago, Italy, until April 3, 2020 (or as otherwise directed by the Italian government). In accordance with the Italian government’s mandate, the Company was able to receive an exemption from a complete shutdown, and has temporarily reduced its operations in Maniago, Italy (including a temporary voluntary shutdown from March 17 through March 22 to perform a deep cleaning of the facility for employee safety due to the COVID-19 outbreak). The Company re-opened the facility on March 23 and resumed limited production and further plans to resume operations in full (including shipments) on April 6, 2020, or such other date as permitted by the Italian government.

Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of federal securities laws and includes assumptions concerning the Company’s operations and future results of operations, such as statements relating to future operations, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The Company can give no assurances that such plans will be attained or achieved. Potential risks and uncertainties include, but are not limited to, economic conditions, concerns with or threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including COVID-19, competition and other uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. These forward-looking statements are based upon the current expectations and beliefs of the Company’s management as of the date of this Current Report on Form 8-K, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, the Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: March 25, 2020
/s/ Thomas R. Kubera
Thomas R. Kubera
Chief Financial Officer
(Principal Financial Officer)